No.3154-028-E002


                                   ENDORSEMENT
                                   -----------

Attached to and forming part of PROPERTY AND CASUALTY CLASH EXCESS OF LOSS REINSURANCE AGREEMENT NO. 3154-0028 between PENN-AMERICA INSURANCE COMPANY, PENN-STAR INSURANCE COMPANY, both of Hatboro, Pennsylvania and PENN-PATRIOT INSURANCE COMPANY of Richmond, Virginia (hereinafter referred to as the `Company'), and AMERICAN RE-INSURANCE COMPANY, a Delaware Corporation with administrative offices in Princeton, New Jersey (hereinafter referred to as the "Reinsurer").

It is understood and agreed by the parties hereto, that effective 12:01 a.m., Eastern Standard Time, July 22, 2004, this Agreement is amended to read as follows:

I. The "Artificial Prosthetic Device Fitters Program" is added as an exception to Exclusion C.1 of the EXCLUSIONS Article and the exclusion reads as follows:

       1. Professional Liability or Errors and Omissions Coverage other than for the following:

                        a.   "Beau-T-Pak";
                        b.   Barbers;
                        c.   Opticians;
                        d.   Veterinarians that treat household pets;
                        e.   Morticians;
                        f.   Clergy;
                        g.   Employee Benefits Liability (E&O Coverage);
                        h.   Druggists;
                        i.   "Day Care Pak";
                        j.   "Adult Day Care";
                        k.   "Health Club Pak";
                        l.   "Instructor Pak";
                        m.   In-Home Day Care;
                        n.   "Pet Pak";
                        o.   "Wellness Pak";
                        p.   "Massage Program";
                        q.   "Slender Lady Program"; or
                        r.   "Artificial Prosthetic Device Fitters Program".

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                                                               No. 3154-028-E002


II. The "Artificial Prosthetic Device Fitters Program" is added as an exception to Exclusion C.22 of the Exclusions Article and the exclusion reads as follows:

       22.    Products Liability or Completed Operations Liability related to:
              a. Drugs, except for liability arising from the retail sale or wholesale distribution of drugs by insureds not engaged in their manufacture;
              b. Chemicals, except for liability arising from the retail sale or wholesale distribution of household chemicals by insureds not engaged in their manufacture;
              c. Insecticides and pesticides, except sales that are 20% or less of insured's total sales;
              d.     Aircraft or aircraft parts;
              e. Animal feed, other than custom-blended grains without chemical or pharmacological additives, except sales that arc 20% or less of insured's total sales;
              f. Cosmetics manufacturing, except for the manufacture of soaps or shampoos where the insured's receipts are less than 10% of total sales or skin and hair care products prepared at beauty salons or similar establishments,
              g.     Tobacco and tobacco products, but this exclusion shall not apply to liability arising from the retail sale or
                     wholesale distribution of tobacco products by insureds not engaged in their manufacture;
              h. Automobiles, trucks, motorcycles and all-terrain vehicles or component pans critical to the operation of the foregoing, hut Lbs exclusion shall not apply to the liability arising from the retail sale or wholesale distribution of component parts critical or non-critical to the operation of the foregoing not engaged in their manufacture;
              i. Fiberglass, but this exclusion shall not apply to liability arising from the retail sale or wholesale distribution of fiberglass products by insureds not engaged in their manufacture;
              j. Firearms, except sales that are 20% or less of insured's total sales;
              k. Medical equipment; except for the "Artificial Prosthetic Device Fitters Program";
              l. Elevator or hoist manufacturing, installation, inspection, service or repair;
              m. Security and alarm system manufacturing, installation, inspection, service or repair, except for coverage as provided for in the Company's guidelines as of 9/01/01; or
              n. Fire suppression system manufacturing, installation, inspection, service or repair, except for coverage as provided for in the Company's guidelines as of 9/01/01.


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                                                               No. 3154-028-E002

III. The "Artificial Prosthetic Device Fitters Program" maximum policy limits are added to ARTICLE X, WARRANTY, and the Article reads as follows:


                                    ARTICLE X
                                    ---------

       WARRANTY
       --------

       Casualty
       --------

       A. The maximum limits of liability for any one policy of the Company shall be deemed not to exceed the following:

              1. General Liability - $1,000,000 each occurrence and $2,000,000 general aggregate. a) As respects Products and Completed Operations - $1,000,000 in the aggregate.

              2. Massage Program - $2,000,000 each occurrence and $3,000,000 general aggregate.

              3. Umbrella and Excess General Liability- The Company will purchase or so deemed umbrella facultative reinsurance and excess general liability reinsurance covering Extra Contractual Obligations and Excess Judgments liability as defined within this Agreement for an amount equal to and in addition to the umbrella policy limit, subject to an annual aggregate limit of $5,000,000. Facultative reinsurance coverage for any umbrella extra contractual obligations or excess judgments liability shall inure to the benefit of this Agreement.

              4. Professional Liability - $1,000,000 each occurrence and $2,000,000 general aggregate.

              5. Professional Liability "Slender Lady Program" - $1,000,000 each occurrence and $3,000,000 general aggregate.

              6. Professional and General Liability - "Artificial Prosthetic Device Fitters Program" - $1,000,000 each occurrence and $3,000,000 general aggregate.

       Property
       --------

       A. It shall be deemed that the company will purchase facultative reinsurance on all risks in excess of $2,000,000.

       B. It shall be deemed that the company will purchase catastrophe reinsurance for $29,000,000 in excess of $1,000,000 for any one occurrence.


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                                                               No. 3154-028-E002


IN WITNESS WHEREOF the parties hereto have caused this Endorsement to be executed in duplicate in Hatboro, Pennsylvania, this 10th day of September, 2004;


ACCEPTED:
PENN-AMERICA INSURANCE COMPANY
PENN-STAR INSURANCE COMPANY
PENN-PATRIOT INSURANCE COMPANY





----------------------------------
and in Princeton, New Jersey, this                 9th Day of September 2004.

                                                   AMERICAN RE-INSURANCE COMPANY



                                                  ------------------------------
                                                  Vice President


DATED: August 9, 2004
RG/rg


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